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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1998


                           COLORADO PRIME CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         1-09559                                        11-2826129
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(Commission File Number)                   (IRS Employer Identification Number)


                               One Michael Avenue
                              Farmingdale, NY 11735
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                    (Address of Principal Executive Offices)


                                 (516) 694-1111
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                     (Telephone Number, Including Area Code)


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

             Colorado Prime Corporation, a Delaware Corporation (the "Company"), announced that effective September 7, 1998, Mr. William F. Dordelman would resign as Chief Executive Officer and Chairman of the Board of the Company, and that Dr. Paul G. Stern, currently a member of the Board of Directors of the Company, would replace Mr. Dordelman in such capacities. The Company also announced that effective August 31, 1998, Mr. Paul A. Roman would become the President and Chief Operating Officer of the Company. A copy of the Company's press release announcing his resignation is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

             The following exhibits are filed as a part of this report:

            Exhibit No.

               99.1        News release              Filed herewith.





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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              Colorado Prime Corporation

                                              By   /s/ Matthew Burris
                                                   ----------------------------
                                                        Matthew Burris
                                                        Chief Financial Officer

                                                  Date: August 19, 1998


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                                  EXHIBIT INDEX



            Exhibit No.

               99.1        News release                 Filed herewith.